                                                                    EXHIBIT 99.1

For more information, contact:
Novatel Wireless                         the blueshirt group, Investor Relations
Melvin Flowers                           Chris Danne, Brinlea Johnson
Chief Financial Officer                  (415) 217-7722
(858) 812-3415                           chris@blueshirtgroup.com
www.novatelwireless.com                  brinlea@blueshirtgroup.com


FOR IMMEDIATE RELEASE

                NOVATEL WIRELESS ANNOUNCES SECOND QUARTER RESULTS

             REVENUES INCREASE SEQUENTIALLY, COSTS DROP DRAMATICALLY

                   POSITIVE OUTLOOK FOR GROWTH IN SECOND HALF

SAN DIEGO, CA. -- July 30, 2003--Novatel Wireless, Inc. (Nasdaq: NVTL), a leading provider of wireless data communications access solutions, today reported financial results for the second quarter ended June 30, 2003.

Net revenues for the second quarter were approximately $7.7 million, which compares to $7.7 million in the same period last year. The net loss under GAAP, including a $1.9 million inventory charge primarily related to products the Company no longer manufactures, was $5.0 million as compared to $8.4 million in the prior year period. Net loss applicable to common shareholders was $8.0 million, or $1.12 per basic and diluted share, which includes non-cash charges of $3.0 million for the accretion of dividends and beneficial conversion feature on the December 2001 Series A Preferred Stock issuance and the May 2003 Series B equity and debt financing transaction.

During the quarter, non-GAAP gross margins were 20.1%, an improvement on a sequential and year-over-year basis, while the Company cut operating expenses by 36% from the prior year period. The non-GAAP net loss was $1.6 million, an improvement over a non-GAAP net loss of $6.9 million for the second quarter of 2002. Non-

GAAP results exclude $3.4 million in charges related to inventory, restructuring expenses and amortization of deferred compensation.

 "The second quarter demonstrates that we continue to advance the Company, with significant long term improvements to our business model and operations," commented Peter Leparulo, Chief Executive Officer of Novatel Wireless. "Sell-through appears to be improving and we have strengthened our relationships with key customers, resulting in steady revenues. Additionally, our R&D program is highly productive and we are planning on launching several major new products in the second half of the year. Our gross margins, excluding inventory charges, continued to improve over the last couple quarters and we have managed to significantly cut operating expenses since the end of last year. Additionally, we have strengthened our balance sheet primarily as a result of the recent financing, converting $3 million in debt to future equity, paying down our revolving line of credit and increasing our cash position."

Recent highlights include:

      - On May 28th, Lucent Technologies introduced the latest software release for its end-to-end high-speed data solution for 3G UMTS networks, also known as W-CMDA, supporting the Merlin U530(TM) Wireless PC Card Modem.

      - During the quarter, the Company completed its $6.7 million financing, which included $3.5 million in convertible debt.

      - On May 7th, Peter Leparulo, the CEO of Novatel Wireless, joined the Board of Directors.

"This quarter, we posted improved non-GAAP gross margins of 20.1% and were able to substantially reduce our operating expenses by over 8.6% sequentially," commented Melvin Flowers, Chief Financial Officer of Novatel Wireless. "We were also able to reduce outstanding borrowings under our line of credit by approximately $800,000 and increase our cash position by $1.4 million. With these improvements in place, we continue to focus on driving toward cash flow break even."


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
To supplement consolidated financial statements presented in accordance with GAAP, Novatel Wireless uses non-GAAP financial results, which are adjusted from results based on GAAP to exclude certain items. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with United States GAAP. These non-GAAP results are provided to enhance the user's overall understanding of the current financial performance of Novatel Wireless and its prospects in the future. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by excluding certain items that it believes are not indicative of its core operating results.

Novatel Wireless will host a conference call for analysts and investors to discuss its quarterly results at 5:00 p.m. ET on July 30th, 2003. Open to the public, a live Web cast of the conference call will be accessible from the "Investor Relations" section of Novatel Wireless' Web site (www.novatelwireless.com). Following the live Web cast, an archived version will be available on the Novatel Wireless Web site.

ABOUT NOVATEL WIRELESS, INC.

Novatel Wireless, Inc. is a leading developer of wireless PC cards, embedded modems, software and custom engineering for use in mobile computing devices. The company delivers innovative solutions to retail, wholesale and vertical markets worldwide enabling access to personal, corporate and public information over advanced wireless networks such as GSM, GPRS, CDMA and UMTS. Novatel Wireless Merlin(TM) PC Card and Expedite(TM) Embedded Modems are used in portable computers, handheld devices and vertical market applications. Headquartered in San Diego, California, Novatel Wireless is listed on Nasdaq: NVTL. For more information, visit www.novatelwireless.com

(Nasdaq:NVTL). For more information, please visit the Novatel Wireless Web site: www.novatelwireless.com or call 888/888-9231.

Note to Editors: The Novatel Wireless logo, Merlin, and Expedite are trademarks of Novatel Wireless, Inc.. All other brands, products and company names mentioned herein are trademarks of their respective holders. This release may contain forward-looking statements, which are made pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking statements. These factors include risks relating to technological changes, continued acceptance of Novatel Wireless' products and dependence on intellectual property rights. These factors, as well as other factors that could cause actual results to differ materially, are discussed in more detail in Novatel Wireless' filings with the United States Securities and Exchange Commission and other regulatory agencies.


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
                             NOVATEL WIRELESS, INC.
                           CONSOLIDATED BALANCE SHEETS

                                                            (UNAUDITED)
                                                              JUNE 30,            DECEMBER 31,
                                                                2003                  2002
                                                           -------------         -------------
ASSETS:
CURRENT ASSETS:
  Cash and cash equivalents                                $   2,408,000         $   1,571,000
  Restricted cash                                                115,000               105,000
  Accounts receivable, net                                     5,229,000             6,937,000
  Accounts receivable - related party                            276,000               276,000
  Inventories                                                  1,657,000             4,250,000
  Prepaid expenses and other                                     616,000             1,561,000
                                                           -------------         -------------
    Total current assets                                      10,301,000            14,700,000
Property and equipment, net                                    2,674,000             4,101,000
Intangible assets, net                                         4,852,000             5,054,000
Other assets                                                     188,000               192,000
                                                           -------------         -------------
                                                           $  18,015,000         $  24,047,000
                                                           =============         =============

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
  Accounts payable                                         $   6,976,000         $   6,919,000
  Accrued expenses                                             1,150,000             1,266,000
  Inventory purchase commitments                                                     3,983,000
  Borrowings under line of credit                                178,000             2,234,000
  Restructuring accrual                                          855,000             1,331,000
  Deferred revenues                                              250,000               977,000
  Current portion of capital lease obligations                    85,000               133,000
  Convertible notes payable                                    1,328,000
                                                           -------------         -------------
    Total current liabilities                                 10,822,000            16,843,000
                                                           -------------         -------------
Capital lease obligations, net of current portion                  4,000                38,000
Convertible and redeemable Series A preferred stock              570,000               665,000

STOCKHOLDERS' EQUITY:
  Preferred stock, Series B                                    2,834,000
  Common stock                                                     8,000                 7,000
  Additional paid-in capital                                 245,668,000           238,640,000
  Deferred stock compensation                                   (299,000)           (1,729,000)
  Accumulated Deficit                                       (241,592,000)         (230,417,000)
                                                           -------------         -------------
    Total stockholders' equity                                 6,619,000             6,501,000
                                                           -------------         -------------
                                                           $  18,015,000         $  24,047,000
                                                           =============         =============

                             NOVATEL WIRELESS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                   THREE MONTHS ENDED JUNE 30,               SIX MONTHS ENDED JUNE 30,
                                                --------------------------------         ---------------------------------
                                                    2003                 2002                 2003                 2002
                                                -----------         ------------         ------------         ------------
Revenue                                         $ 7,659,000         $  7,731,000         $ 15,148,000         $ 15,004,000
Cost of Revenue                                   7,972,000            7,311,000           14,238,000           14,031,000
                                                -----------         ------------         ------------         ------------
          Gross margin                             (313,000)             420,000              910,000              973,000
                                                -----------         ------------         ------------         ------------

Operating costs and expenses:
  Research and development                        1,446,000            3,860,000            3,181,000            8,008,000
  Sales and marketing                               612,000            1,277,000            1,289,000            2,696,000
  General and administrative                      1,040,000            2,106,000            2,019,000            3,416,000
  Restructuring charges                            (175,000)             360,000              238,000              609,000
  Amortization of deferred stock
     compensation(*)                                130,000            1,102,000              581,000            2,445,000
                                                -----------         ------------         ------------         ------------
    Total operating expenses                      3,053,000            8,705,000            7,308,000           17,174,000
                                                -----------         ------------         ------------         ------------
     Operating loss                              (3,366,000)          (8,285,000)          (6,398,000)         (16,201,000)

Other income (expense):
  Interest income                                                         69,000                1,000              172,000
  Interest expense                               (1,654,000)            (146,000)          (1,724,000)            (287,000)
  Gain on sale of property and equipment                                                       85,000
                                                -----------         ------------         ------------         ------------
     Net loss                                   $(5,020,000)        $ (8,362,000)        $ (8,036,000)        $(16,316,000)
                                                ===========         ============         ============         ============
Per share data
  Net loss applicable to
     common stockholders                        $(7,966,000)        $(15,633,000)        $(11,175,000)        $(31,742,000)
  Weighted average shares
     used in computation of
     basic and diluted net
     loss per common share                        7,144,176            4,940,167            7,064,773            4,450,193
  Basic and diluted net
     loss per common share                      $     (1.12)        $      (3.16)        $      (1.58)        $      (7.13)

(*) Amortization of deferred stock compensation:

      Cost of revenue                                13,000               36,000               32,000              317,000
      Research and development                       35,000               97,000               86,000              194,000
      Sales and Marketing                            34,000               94,000               84,000              188,000
      General and Administrative                     48,000              875,000              379,000            1,746,000

                             NOVATEL WIRELESS, INC.
                 NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
 (EXCLUDES AMORTIZATION OF DEFERRED COMPENSATION, BENEFICIAL CONVERSION CHARGES,
                   RESTRUCTURING ITEMS AND INVENTORY CHARGES)
                                   (UNAUDITED)

                                                            THREE MONTHS ENDED JUNE 30,             SIX MONTHS ENDED JUNE 30,
                                                           ------------------------------       -------------------------------
                                                               2003               2002               2003               2002
                                                           -----------       ------------       ------------       ------------
Revenue                                                    $ 7,659,000       $  7,731,000       $ 15,148,000       $ 15,004,000
Cost of Revenue                                              6,119,000          7,311,000         12,385,000         14,031,000
                                                           -----------       ------------       ------------       ------------
          Gross margin                                       1,540,000            420,000          2,763,000            973,000
                                                           -----------       ------------       ------------       ------------
Operating costs and expenses:
  Research and development                                   1,446,000          3,860,000          3,181,000          8,008,000
  Sales and marketing                                          612,000          1,277,000          1,289,000          2,696,000
  General and administrative                                 1,040,000          2,106,000          2,019,000          3,416,000
                                                           -----------       ------------       ------------       ------------
    Total operating expenses                                 3,098,000          7,243,000          6,489,000         14,120,000
                                                           -----------       ------------       ------------       ------------
     Operating loss                                         (1,558,000)        (6,823,000)        (3,726,000)       (13,147,000)
Other income (expense):
  Interest income                                                                  69,000              1,000            172,000
  Interest expense                                             (67,000)          (146,000)          (137,000)          (287,000)
  Gain on sale of property and equipment                                                              85,000
                                                           -----------       ------------       ------------       ------------
     Net loss                                              $(1,625,000)      $ (6,900,000)      $ (3,777,000)      $(13,262,000)
                                                           ===========       ============       ============       ============
Per share data
  Shares used in computation
     of  non-GAAP basic and
     diluted net loss per share                              7,144,176          4,940,167          7,064,773          4,450,193
  Non-GAAP basic and
     diluted net loss per share                            $     (0.23)      $      (1.40)      $      (0.53)      $      (2.98)

Reconciliation of Non-GAAP net loss to GAAP net loss:
  Non-GAAP net loss                                        $(1,625,000)      $ (6,900,000)      $ (3,777,000)      $(13,262,000)
  Inventory Write off                                       (1,854,000)                           (1,854,000)
  Non-Cash Beneficial Conversion Charges                    (1,586,000)                           (1,586,000)
  Stock Based Deferred Compensation                           (130,000)        (1,102,000)          (581,000)        (2,445,000)
  Restructuring Charges                                        175,000           (360,000)          (239,000)          (609,000)
                                                           -----------       ------------       ------------       ------------
     GAAP Net Loss                                         $(5,020,000)      $ (8,362,000)      $ (8,036,000)      $(16,316,000)
                                                           ===========       ============       ============       ============
  Net loss applicable to
     common stockholders                                   $(7,966,000)      $(15,633,000)      $(11,175,000)      $(31,742,000)


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